Exhibit 10(a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Amendment No. 4 to Registration Statement No. 811-21300 under the Investment Company Act of 1940 of Master Government Securities Trust on Form N-1A of our reports dated May 14, 2004 for each Trust and related Funds listed below, appearing in the March 31, 2004 Annual Reports of CMA Money Fund and WCMA Money Fund, CMA Government Securities Fund and WCMA Government Securities Fund, CMA Tax-Exempt Fund and WCMA Tax-Exempt Fund, and CMA Treasury Fund and WCMA Treasury Fund, respectively, which are incorporated by reference in Part B of this Registration Statement.

Name

Master Money Trust
CMA Money Fund
WCMA Money Fund

Master Government Securities Trust
CMA Government Securities Fund
WCMA Government Securities Fund

Master Treasury Trust
CMA Treasury Fund
WCMA Treasury Fund

Master Tax-Exempt Trust
CMA Tax-Exempt Fund
WCMA Tax-Exempt Fund

/s/ Deloitte & Touche LLP

Princeton, New Jersey
July 23, 2004